Exhibit 32.2

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the As Sarbanes-Oxley Act of 2002

I, Dean K. Hirata, Vice Chairman and Chief Financial Officer of Central Pacific Financial Corp. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•       The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2007
	By:	/s/ DEAN K. HIRATA
Dean K. Hirata
Vice Chairman and Chief Financial Officer
(Principal Financial and Accounting Officer)